Financial Instruments - Summary of Sensitivity Analysis As A Result of Exchange Rate Fluctuations On The Financial Instruments (Detail) - Exchange Risk [member] - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Disclosure of nature and extent of risks arising from financial instruments [line items]
Profit or loss, Strengthening of the U.S. dollars against Yen by 10%	¥ 4	¥ (5)
Profit or loss, Weakening of the U.S. dollars against Yen by 10%	(4)	5
Equity, net of tax, Strengthening of the U.S. dollars against Yen by 10%	4	(5)
Equity, net of tax, Weakening of the U.S. dollars against Yen by 10%	¥ (4)	¥ 5